UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 15, 2025

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices and zip code)
(212) 798-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events

Pricing of Previously Announced Private Offering

On May 15, 2025, DRP Urban Renewal 4, LLC (“Repauno”), a subsidiary of Delaware River Partners LLC (an  indirect subsidiary of FTAI Infrastructure Inc. (“FIP”)), and the New Jersey Economic Development Authority (the “EDA”), priced their previously announced private offering of the New Jersey Economic Development Authority Dock and Wharf Facility Revenue Bonds, (Repauno Port & Rail Terminal Project), Series 2025 (the “Series 2025 Bonds”). $300,000,000 in an aggregate principal amount of the Series 2025 Bonds will be issued in the offering.

The Series 2025 Bonds will consist of:

(i).	$150,000,000 principal amount of Term Bonds maturing January 1, 2035, and bearing interest at a fixed rate of 6.375% per annum, and

(ii).	$150,000,000 principal amount of Term Bonds maturing January 1, 2045, and bearing interest at a fixed rate of 6.625% per annum.

The closing of the offering is expected to occur on May 28, 2025 (the “Closing Date”), subject to customary closing conditions.

The State of New Jersey (the “State”) is not obligated to pay, and neither the full faith and credit nor taxing power of the State is pledged to the payment of the principal or redemption price, if any, of or interest on the Series 2025 Bonds. The Series 2025 Bonds are special, limited obligations of the issuer, payable solely out of the revenues or other receipts, funds or moneys of the issuer pledged under the indenture, the secured obligation documents and from any amounts otherwise available under the indenture and the secured obligation documents for the payment of the Series 2025 Bonds. The Series 2025 Bonds do not now and shall not ever constitute a charge against the general credit of EDA.

The Series 2025 Bonds are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”) or institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act. The offering will be made only by means of a limited offering memorandum and related supplements thereto.

The information in this Current Report on Form 8-K does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the Series 2025 Bonds or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

New Term Loan

Concurrently with the closing of the Series 2025 Bonds, Repauno intends to enter into a senior secured credit agreement (the “Senior Secured Credit Agreement”) with one or more lenders to provide for a senior secured term loan facility in the initial aggregate principal amount of $106.0 million (the “New Term Loan”), the proceeds of which will be used to refinance certain existing obligations of Repauno and its affiliates, with any remaining proceeds to be used for general corporate purposes of Repauno and its affiliates.

Interest on the New Term Loan will be initially payable, at Repauno’s option, (i) in cash at a rate of 8.50% per annum or (ii) in kind at a rate of 9.50% per annum. The New Term Loan will initially mature 18 months from the Closing Date, extendable for an additional 18 months at the option of Repauno. The Senior Secured Credit Agreement will be secured by a first priority security interest in the collateral securing the Series 2025 Bonds and will rank on a pari passu basis with other senior secured creditors, including the holders of the Series 2025 Bonds. The Senior Secured Credit Agreement will contain customary affirmative and negative covenants.

Repauno expects to enter into the Senior Secured Credit Agreement concurrently with the closing of the Series 2025 Bonds. The closing of the Series 2025 Bonds is not conditioned on the closing of the New Term Loan. Repauno is currently negotiating the terms of the Senior Secured Credit Agreement and has not entered into any definitive transaction documents with respect to the Senior Secured Credit Agreement or the New Term Loan. No assurances can be given that the Senior Secured Credit Agreement and the New Term Loan will be consummated on the terms described herein, or at all.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FIP’s and Repauno’s plans, objectives, expectations and intentions; the expected financial condition, results of operations and business of Repauno; Repauno’s ability to successfully execute the New Term Loan on the terms expected, in a timely manner or at all; the anticipated timing of the consummation of the New Term Loan and the offering of the Series 2025 Bonds; and the terms and conditions of the offering. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the offering in the anticipated timeframe or at all; risks related to Repauno’s ability to realize the anticipated benefits of the projects to be financed by the offering; risks related to Repauno’s ability to meet its obligations under the definitive documents for the offering, including scheduled principal and interest payments on the Series 2025 Bonds or the New Term Loan; future commodity prices, exchange and interest rates; the cost of LPG products, changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2025
FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President